UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549



                                   FORM 8-K/A
                                (Amendment No. 1)


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 16, 1997 (January 16, 1997)


                              The Price REIT, Inc.
              (Exact name of registrant as specified in charter)


           Maryland                    1-13432                  52-1746059
(State or Other Jurisdiction      (Commission File            (IRS Employer
       of Incorporation)               Number)              Identification No.)


             7979 Ivanhoe Avenue, Suite 524, La Jolla, California     92037
                  (Address of Principal Executive Offices)          (Zip Code)

                                   (619)  551-2320
                  (Registrant's Telephone Number, Including Area Code)





     The Price REIT, Inc. hereby amends Item 7 of its Current Report on Form 8-K filed with the Securities and Exchange Commission on April 16, 1997 to file the (i) audited statement of revenue over specific operating expenses for the Arboretum Crossing Center and (ii) unaudited pro forma condensed financial information.

Item 7. - Financial Statements and Exhibits

     (a)  Financial Statement of Property Acquired

          Arboretum Crossing Center

          Report of Independent Auditors

          Statement of Revenue Over Specific Operating Expenses

          Notes to Statement of Revenue Over Specific Operating Expenses

     (b)  Pro Forma Financial Information

          The Price REIT, Inc. Pro Forma Condensed Balance Sheet as of December 31, 1996

          The Price REIT, Inc. Pro Forma Condensed Statement of Income for the year ended December 31, 1996

     (c)  Exhibits

          The following exhibit is filed with this report on Form 8-K/A.

          Exhibit No.

          23.1   Consent of Independent Auditors








                                      SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment No. 1 to Form 8-K filed on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.









                                  The Price REIT, Inc.
                                  --------------------
                                      (Registrant)




Date:  May 9, 1997                  By: /George M. Jezek/
                                         -----------------
                                          George M. Jezek
                                          Executive Vice President,
                                          Chief Financial Officer and
                                          Secretary





Report of Independent Auditors


The Board of Directors and Stockholders
The Price REIT, Inc.

We have audited the accompanying statement of revenue over specific operating expenses of the Arboretum Crossing Center (the "Center") of The Price REIT, Inc. for the period from October 3, 1996 (inception) through December 31, 1996. The statement is the responsibility of the Center's management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue over specific operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of The Price REIT, Inc. as described in Note 2, and is not intended to be a complete presentation of the Center's revenue and expenses.

In our opinion, the statement of revenue over specific operating expenses referred to above presents fairly, in all material respects, the revenue over specific operating expenses of the Center, as described in Note 2, for the period from October 3, 1996 (inception) through December 31, 1996, in conformity with generally accepted accounting principles.


 / Ernst & Young LLP/



San Diego, California
April 10, 1997




                               The Price REIT, Inc.

                             Arboretum Crossing Center

              Statement of Revenue Over Specific Operating Expenses

                      Period from October 3, 1996 (Inception)
                            through December 31, 1996
                                  (In Thousands)
REVENUE
Rental income                                            $  242
SPECIFIC OPERATING EXPENSES (Note 2)
Rental operations, maintenance and management                14
Real estate taxes                                            43
                                                        --------
                                                             57
                                                        --------

Excess of Revenue over Specific Operating Expenses      $   185
                                                        ========

See accompanying notes.









                         Notes To Statement of Revenue Over
                            Specific Operating Expenses


                      Period from October 3, 1996 (Inception)
                        through December 31, 1996

1.  Organization and Significant Accounting Policies

The Price REIT, Inc. (the "Company") acquired the Arboretum Crossing Center (the "Center") on April 1, 1997. The Center is a newly constructed 182,000 square-foot shopping center located in Austin, Texas, which was completed and commenced operations on October 3, 1996 (inception).

Rental Income

Rental income is recorded on a straight-line basis over the lives of the leases.

2.   Basis of Presentation

The statement of revenue over specific operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of The Price REIT, Inc. and is not intended to be a complete presentation of the Center's revenue and expenses. The statement of revenue over specific operating expenses excludes depreciation, amortization and certain other expenses of the Center which are not comparable with the future operations of the Center.

Property taxes have not been adjusted to reflect the estimated reassessed value of the Center after acquisition by the Company.

The statement contains no provision for income taxes because the Company intends to continue to qualify as a real estate investment trust ("REIT") under both Federal and state statutes. A REIT is not taxed on income distributed to its stockholders, and the Company plans to distribute substantially all of its taxable income to its stockholders.

Use of Estimates

The preparation of the Company's statement of revenue over specific operating expenses requires management to make estimates and assumptions that affect the reported amounts of revenue and specific expenses during the reporting period. Due to uncertainties inherent in the estimation process, it is reasonably possible that actual results could differ from these estimates.

3.   Rental Income

The Center is leased under noncancellable operating leases with remaining terms ranging from one to 21 years. Certain leases contain renewal options and provisions for percentage rental income based on a percentage of gross sales of the tenant in excess of a specified amount. During 1996, there were no percentage rents. The leases generally contain provisions for increases in rents based on the Consumer Price Index and require the tenant to reimburse the owner for substantially all operating expenses of the properties.

Future minimum rental income due under the terms of noncancellable operating leases is as follows (in thousands):

            1997                   $ 1,923
            1998                     2,581
            1999                     2,581
            2000                     2,581
            2001                     2,580
            Thereafter              24,194


The following tenants account for greater than 10% of total revenues (in thousands):

         Circuit City              $81
         Cost Plus, Inc.            49
         Baby Superstore            34
         Party City of Austin       26




                        Pro Forma Condensed Balance Sheet
                               December 31, 1996
                                  (Unaudited)


The following unaudited pro forma condensed balance sheet has been presented as if the purchase of the Westgate Market, Broadmoor Village, Richardson Plaza, Cityplace Market, Wendover Ridge Center and Arboretum Crossing Center (collectively referred to as the "Properties"), and the sale of 1.6 million shares of common stock on January 22, 1997 occurred on December 31, 1996. The unaudited pro forma condensed balance sheet should be read in conjunction with the consolidated financial statements included in the Company's December 31, 1996 Form 10-K. In management's opinion, all adjustments necessary to reflect the purchase of the Properties, sale of common stock and related significant transactions have been made. The unaudited pro forma condensed balance sheet is not necessarily indicative of what the actual financial position would have been at December 31, 1996, nor does it purport to present the future financial position of the Company.
                                 The                        The
                               Company      Pro Forma     Company
                              Historical   Adjustments   Pro Forma
                              ----------   -----------   ---------
                                          (In Thousands)
ASSETS
Rental property, net          $ 380,482    $ 60,153 (b)  $ 440,635
Cash and cash equivalents        11,369      56,790 (a)     22,006
                                            (46,153)(b)
Other assets                     36,220                     36,220
                              ---------    ---------     ---------
                              $ 428,071    $ 70,790      $ 498,861
                              =========    =========     =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities                   $ 191,089    $ 14,000 (b)  $ 205,089
Stockholders' Equity            236,982      56,790 (a)    293,772
                              ---------    ---------     ---------
                              $ 428,071    $ 70,790      $ 498,861
                              =========    =========     =========







                  Forma Adjustments to Condensed Balance Sheet
                               December 31, 1996
                                  (Unaudited)
                                (In Thousands)


(a)  Record the sale of 1.6 million shares of common stock on January 22, 1997.

     Gross proceeds at $37 5/8 per share      $ 60,200
     Costs of issuance                          (3,410)
                                              ---------
     Net proceeds                             $ 56,790
                                              =========

(b) Record the acquisition of the Properties between January 16, 1997 and April 1, 1997 from operating cash and a draw of $14,000 from the Company's unsecured line of credit.


     Property Name                             Cost
     -------------                           -------
     Westgate Market                         $ 9,800
     Broadmoor Village                         4,750
     Richardson Plaza                          8,506
     Cityplace Market                          8,750
     Wendover Ridge Center                     4,975
     Arboretum Crossing Center                23,372
                                             -------
                                             $60,153
                                             =======







                   Pro Forma Condensed Statement of Income

                    For the Year Ended December 31, 1996
                                 (Unaudited)


The following unaudited pro forma condensed statement of income for the year ended December 31, 1996 has been presented as if 1) the Properties excluding Arboretum Crossing Center had been acquired and the sale of stock occurred on January 1, 1996, and 2) Arboretum Crossing Center was acquired on October 3, 1996, the date it was completed and commenced operations. The unaudited pro forma condensed statement of income and related notes should be read in conjunction with the Company's December 31, 1996 Form 10-K. In management's opinion, all adjustments necessary to reflect the above acquisitions and related significant transactions have been made. The unaudited pro forma condensed statement of income is not necessarily indicative of what actual results of operations would have been had the acquisitions and related transactions actually occurred as of January 1, 1996, nor does it purport to represent the results of operations of the Company for future periods.



                         The      Arboretum                      The
                       Company    Crossing    Pro forma        Company
                      Historical   Center    Adjustments    Pro forma (e)
                      ----------  ---------  -----------    -------------
                            (In thousands, except per share amounts)

REVENUE
Rental income         $  51,292   $    242    $   4,339  (a)  $  55,873
Other income              3,033         -           -             3,033
                      ----------  ---------   ----------      ----------
                         54,325        242        4,339          58,906
EXPENSES
Rental operations         9,909         57        1,106  (b)     11,072
General and
  administrative          3,550         -           -             3,550
Depreciation             11,876         -         1,259  (c)     13,135
Interest                 12,071         -           236  (d)     12,307
                      ----------  ---------   ----------      ----------
                         37,406         57        2,601          40,064
                      ----------  ---------   ----------      ----------
Net income            $  16,919   $    185    $   1,738       $  18,842
                      ==========  =========   ==========      ==========

PER SHARE DATA
Net income per share  $    1.98                               $    1.85
                      ==========                              ==========
Weighted average
  number of shares
  outstanding             8,560                                  10,160
                      ==========                              ==========
OTHER DATA
Number of properties
  at end of period           24                                      30
                      ==========                              ==========







                Forma Adjustments to Condensed Statement of Income

                      For the Year Ended December 31, 1996
                                  (Unaudited)
                                (In Thousands)


(a) Record the rental income of the Properties excluding Arboretum Crossing Center.

(b) Record the rental operating expenses of the Properties excluding Arboretum Crossing Center less property management fees (as the Company self-manages its properties), as follows:

    Rental operations                                       $  1,214
    Less:  management fees                                      (108)
                                                            ---------
                                                            $  1,106
                                                            =========

(c) Record the additional depreciation expense to be recognized for the acquisition of the Properties under the straight-line method as follows:
                                     Cost
                            ---------------------
                                       Properties
                                       Excluding
                            Arboretum  Arboretum    Years    Depreciation
                            ---------------------------------------------
    Land                    $   7,727  $  11,097     -      $      -
    Land improvements           1,507      2,442     15           188
    Buildings                  14,138     23,242     25         1,071
                            ----------------------         -------------
                            $  23,372  $  36,781            $   1,259
                            ======================         =============

(d) Record the additional interest expense resulting from the acquisition of Arboretum Crossing Center with the proceeds from the unsecured line of credit, using the Company's weighted average interest rate on its unsecured line of credit for the period from October 3, 1996
    (inception) through December 31, 1996 of 6.75%.

(e) The pro forma results reflect a complete year for the Properties excluding Arboretum Crossing Center, which was completed and commenced operations on October 3, 1996. Arboretum Crossing Center had an average occupancy of 49% during the short period. During April 1997, the month Arboretum Crossing Center was acquired by the Company, it was 98% occupied.